Exhibit 99.1

Essent Group Ltd. Announces First Quarter 2024 Results and Declares Quarterly Dividend
HAMILTON, Bermuda--(BUSINESS WIRE)--May 3, 2024--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended March 31, 2024 of $181.7 million or $1.70 per diluted share, compared to $170.8 million or $1.59 per diluted share for the quarter ended March 31, 2023.
Essent also announced today that its Board of Directors has declared a quarterly cash dividend of $0.28 per common share. The dividend is payable on June 10, 2024, to shareholders of record on May 31, 2024.

“We are pleased with our financial results in the first quarter, as our high-quality portfolio and consumer resilience have translated to favorable credit performance, and the current rate environment has benefited investment income and persistency,” said Mark A. Casale, Chairman and Chief Executive Officer. “The Essent franchise continues to grow, propelled by the strong performance of our mortgage insurance and reinsurance operations, and integration of the title business.”
Financial Highlights:
•New insurance written for the first quarter of 2024 was $8.3 billion, compared to $8.8 billion in the fourth quarter of 2023 and $12.9 billion in the first quarter of 2023.

•Insurance in force as of March 31, 2024 was $238.5 billion, compared to $239.1 billion as of December 31, 2023 and $231.5 billion as of March 31, 2023.

•Net investment income for the first quarter of 2024 was $52.1 million, up 20% from the first quarter of 2023.

•During the first quarter of 2024, we entered into a quota share reinsurance transaction with a panel of highly rated third-party reinsurers. The quota share agreement covers 15% of all eligible policies written by Essent Guaranty, Inc. in the calendar year 2024.

•On January 8, 2024, S&P Global Ratings raised its long-term financial strength and issuer credit ratings on Essent Guaranty, Inc. and Essent Reinsurance Ltd. to ‘A-’ from ‘BBB+’, with a stable outlook.

•On March 27, 2024, Moody’s Ratings affirmed the A3 insurance financial strength rating of Essent Guaranty, Inc. and raised the outlook to positive from stable.

Conference Call:
Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/events-and-presentations/events/default.aspx. The call may also be accessed by dialing 888-330-2384 inside the U.S., or 240-789-2701 for international callers, using passcode 9824537 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 800-770-2030 inside the U.S., or 647-362-9199 for international callers, passcode 9824537.
In addition to the information provided in the Company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/financials/quarterly-results/default.aspx.
Forward-Looking Statements:
This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," “should,” “expect,” "plan," "anticipate," "believe," “estimate,” “predict,” or "potential" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; deteriorating economic conditions (including inflation, rising interest rates and other adverse economic trends); the impact of COVID-19 and related economic conditions; an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; our non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission on February 16, 2024, as subsequently updated through other reports we file with the Securities and Exchange Commission. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

About the Company:
Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) which serves the housing finance industry by offering private mortgage insurance, reinsurance, risk management products and title insurance and settlement services to mortgage lenders, borrowers, and investors to support homeownership. Additional information regarding Essent may be found at www.essentgroup.com.

Source: Essent Group Ltd.

Media Contact
610.230.0556
media@essentgroup.com

Investor Relations Contact
Philip Stefano
Vice President, Investor Relations
855-809-ESNT
ir@essentgroup.com

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter Ended March 31, 2024

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Consolidated Historical Quarterly Data
Exhibit D	U.S. Mortgage Insurance Portfolio Historical Quarterly Data
Exhibit E	New Insurance Written - U.S. Mortgage Insurance Portfolio
Exhibit F	Insurance in Force and Risk in Force - U.S. Mortgage Insurance Portfolio
Exhibit G	Other Risk in Force
Exhibit H	U.S. Mortgage Insurance Portfolio Vintage Data
Exhibit I	U.S. Mortgage Insurance Portfolio Reinsurance Vintage Data
Exhibit J	U.S. Mortgage Insurance Portfolio Geographic Data
Exhibit K	Rollforward of Defaults and Reserve for Losses and LAE - U.S. Mortgage Insurance Portfolio
Exhibit L	Detail of Reserves by Default Delinquency - U.S. Mortgage Insurance Portfolio
Exhibit M	Investments Available for Sale
Exhibit N	U.S. Mortgage Insurance Company Capital
Exhibit O	Ratios and Reconciliation of Non-GAAP Financial Measures

		Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended March 31,
(In thousands, except per share amounts)	2024	2023
Revenues:
Direct premiums written	$268,931	$239,491
Ceded premiums	(30,391)	(33,591)
Net premiums written	238,540	205,900
Decrease in unearned premiums	7,050	5,358
Net premiums earned	245,590	211,258
Net investment income	52,085	43,236
Realized investment gains (losses), net	(1,140)	(488)
Income (loss) from other invested assets	(1,915)	(2,702)
Other income	3,737	4,942
Total revenues	298,357	256,246

Losses and expenses:
Provision (benefit) for losses and LAE	9,913	(180)
Other underwriting and operating expenses	57,349	48,195
Premiums retained by agents	9,491	—
Interest expense	7,862	6,936
Total losses and expenses	84,615	54,951

Income before income taxes	213,742	201,295
Income tax expense	32,023	30,468
Net income	$181,719	$170,827

Earnings per share:
Basic	$1.72	$1.60
Diluted	1.70	1.59

Weighted average shares outstanding:
Basic	105,697	106,943
Diluted	106,770	107,585

Net income	$181,719	$170,827

Other comprehensive income (loss):
Change in unrealized appreciation (depreciation) of investments	(21,766)	58,753
Total other comprehensive income (loss)	(21,766)	58,753
Comprehensive income	$159,953	$229,580

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	March 31,	December 31,
(In thousands, except per share amounts)	2024	2023
Assets
Investments
Fixed maturities available for sale, at fair value	$4,172,237	$4,335,008
Short-term investments available for sale, at fair value	1,196,837	928,731
Total investments available for sale	5,369,074	5,263,739
Other invested assets	279,625	277,226
Total investments	5,648,699	5,540,965
Cash	164,255	141,787
Accrued investment income	35,817	35,689
Accounts receivable	68,932	63,266
Deferred policy acquisition costs	8,980	9,139
Property and equipment	43,751	41,304
Prepaid federal income tax	467,183	470,646
Goodwill and intangible assets, net	72,271	72,826
Other assets	55,095	51,051
Total assets	$6,564,983	$6,426,673

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$267,324	$260,095
Unearned premium reserve	133,235	140,285
Net deferred tax liability	368,955	362,753
Credit facility borrowings, net of deferred costs	422,184	421,920
Other accrued liabilities	147,131	139,070
Total liabilities	1,338,829	1,324,123

Commitments and contingencies

Stockholders' Equity
Common shares, $0.015 par value:
Authorized - 233,333; issued and outstanding - 106,742 shares in 2024 and 106,597 shares in 2023	1,601	1,599
Additional paid-in capital	1,293,424	1,299,869
Accumulated other comprehensive loss	(302,262)	(280,496)
Retained earnings	4,233,391	4,081,578
Total stockholders' equity	5,226,154	5,102,550

Total liabilities and stockholders' equity	$6,564,983	$6,426,673

Return on average equity (1)	14.1%	14.6%

(1) The 2024 return on average equity is calculated by dividing annualized year-to-date 2024 net income by average equity.  The 2023 return on average equity is calculated by dividing full year 2023 net income by average equity.

					Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Consolidated Historical Quarterly Data

	2024	2023
Selected Income Statement Data	March 31	December 31	September 30	June 30	March 31
(In thousands, except per share amounts)
Revenues:
Net premiums earned:
U.S. Mortgage Insurance Portfolio	$212,479	$211,083	$209,351	$195,502	$196,565
GSE and other risk share	17,826	17,166	16,850	17,727	14,693
Title insurance	15,285	17,365	20,604	—	—
Net premiums earned	245,590	245,614	246,805	213,229	211,258
Net investment income	52,085	50,581	47,072	45,250	43,236
Realized investment (losses) gains, net	(1,140)	(4,892)	(235)	(1,589)	(488)
(Loss) income from other invested assets	(1,915)	(421)	(3,143)	(4,852)	(2,702)
Other income (loss) (1)	3,737	6,395	5,609	8,090	4,942
Total revenues	298,357	297,277	296,108	260,128	256,246

Losses and expenses:
Provision (benefit) for losses and LAE	9,913	19,640	10,822	1,260	(180)
Other underwriting and operating expenses	57,349	55,248	54,814	42,174	48,195
Premiums retained by agents	9,491	11,475	13,175	—	—
Interest expense	7,862	7,953	7,854	7,394	6,936
Total losses and expenses	84,615	94,316	86,665	50,828	54,951

Income before income taxes	213,742	202,961	209,443	209,300	201,295
Income tax expense (2)	32,023	27,594	31,484	37,067	30,468
Net income	$181,719	$175,367	$177,959	$172,233	$170,827

Earnings per share:
Basic	$1.72	$1.66	$1.68	$1.62	$1.60
Diluted	1.70	1.64	1.66	1.61	1.59

Weighted average shares outstanding:
Basic	105,697	105,733	105,979	106,249	106,943
Diluted	106,770	106,823	107,025	107,093	107,585

Book value per share	$48.96	$47.87	$44.98	$44.24	$43.18
Return on average equity (annualized)	14.1%	14.2%	14.9%	14.7%	15.0%

Credit Facility
Borrowings outstanding	$425,000	$425,000	$425,000	$425,000	$425,000
Undrawn committed capacity	$400,000	$400,000	$400,000	$400,000	$400,000
Weighted average interest rate (end of period)	7.06%	7.11%	7.07%	6.87%	6.52%
Debt-to-capital	7.52%	7.69%	8.12%	8.24%	8.38%

(1) Other income includes net favorable (unfavorable) changes in the fair value of embedded derivatives associated with certain of our third-party reinsurance agreements, which for the quarters ended March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, were ($1,902), $412, ($898), $2,726, and ($368), respectively.

(2) Income tax expense for the quarters ended March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023 includes ($1,041), ($1,132), ($763), ($888) and ($368), respectively, of discrete tax (benefit) expense associated with realized and unrealized gains and losses. Income tax expense for the quarter ended March 31, 2024 also includes ($616) of excess tax benefits associated with the vesting of common shares and common share units. Income tax expense for the quarter ended December 31, 2023 also includes a $2,731 net benefit associated with the recognition of a deferred tax asset for unrealized losses on the investment portfolios of Essent Group and Essent Re upon the enactment of the Bermuda Corporate Income Tax. Income tax expense for the quarter ended June 30, 2023 also includes $5,295 of net discrete tax expense associated with prior year tax returns.

	Exhibit D
Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Portfolio Historical Quarterly Data

	2024	2023
Other Data:	March 31	December 31	September 30	June 30	March 31
($ in thousands)

U.S. Mortgage Insurance Portfolio
New insurance written	$8,323,544	$8,769,160	$12,505,823	$13,498,080	$12,893,789
New risk written	2,289,508	2,409,340	3,458,467	3,726,513	3,548,015

Average insurance in force	$238,595,268	$239,005,961	$237,270,093	$233,484,941	$228,885,174
Insurance in force (end of period)	$238,477,402	$239,078,262	$238,661,612	$235,649,884	$231,537,417
Gross risk in force (end of period) (1)	$64,247,810	$64,061,374	$63,605,057	$62,403,400	$60,879,979
Risk in force (end of period)	$54,686,533	$54,591,590	$53,920,308	$53,290,643	$51,469,312
Policies in force	815,752	822,012	825,248	821,690	815,751
Weighted average coverage (2)	26.9%	26.8%	26.7%	26.5%	26.3%
Annual persistency	86.9%	86.9%	86.6%	85.8%	84.4%

Loans in default (count)	13,992	14,819	13,391	12,480	12,773
Percentage of loans in default	1.72%	1.80%	1.62%	1.52%	1.57%

U.S. Mortgage Insurance Portfolio premium rate:
Base average premium rate (3)	0.41%	0.40%	0.40%	0.40%	0.40%
Single premium cancellations (4)	—%	—%	—%	—%	—%
Gross average premium rate	0.41%	0.40%	0.40%	0.40%	0.40%
Ceded premiums	(0.05%)	(0.05%)	(0.05%)	(0.07%)	(0.06%)
Net average premium rate	0.36%	0.35%	0.35%	0.33%	0.34%

(1) Gross risk in force includes risk ceded under third-party reinsurance.
(2) Weighted average coverage is calculated by dividing end of period gross risk in force by end of period insurance in force.
(3) Base average premium rate is calculated by dividing annualized base premiums earned by average insurance in force for the period.
(4) Single premium cancellations is calculated by dividing annualized premiums on the cancellation of non-refundable single premium policies by average insurance in force for the period.

					Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information - U.S. Mortgage Insurance Portfolio
New Insurance Written: Flow

NIW by Credit Score
	Three Months Ended
	March 31, 2024		December 31, 2023		March 31, 2023
($ in thousands)
>=760	$3,596,600	43.2%	$3,708,316	42.3%	$4,847,058	37.7%
740-759	1,410,446	16.9	1,531,800	17.5	2,397,982	18.6
720-739	1,244,648	15.0	1,333,537	15.2	2,204,844	17.1
700-719	1,140,430	13.7	1,256,250	14.3	2,002,892	15.5
680-699	563,419	6.8	581,913	6.6	1,100,815	8.5
<=679	368,001	4.4	357,344	4.1	340,198	2.6
Total	$8,323,544	100.0%	$8,769,160	100.0%	$12,893,789	100.0%

Weighted average credit score	747		747		745

NIW by LTV
	Three Months Ended
	March 31, 2024		December 31, 2023		March 31, 2023
($ in thousands)
85.00% and below	$559,899	6.7%	$642,636	7.3%	$963,009	7.5%
85.01% to 90.00%	1,732,131	20.8	1,871,854	21.3	2,685,828	20.8
90.01% to 95.00%	4,517,655	54.3	4,660,032	53.1	7,430,113	57.6
95.01% and above	1,513,859	18.2	1,594,638	18.3	1,814,839	14.1
Total	$8,323,544	100.0%	$8,769,160	100.0%	$12,893,789	100.0%

Weighted average LTV	93%		93%		93%

NIW by Product
	Three Months Ended
	March 31, 2024		December 31, 2023		March 31, 2023
Single Premium policies		2.0%		2.5%		4.1%
Monthly Premium policies		98.0		97.5		95.9
		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended
	March 31, 2024		December 31, 2023		March 31, 2023
Purchase		97.4%		98.7%		98.6%
Refinance		2.6		1.3		1.4
		100.0%		100.0%		100.0%

						Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force - U.S. Mortgage Insurance Portfolio

Portfolio by Credit Score
IIF by FICO score	March 31, 2024		December 31, 2023		March 31, 2023
($ in thousands)
>=760	$96,712,431	40.6%	$97,085,244	40.6%	$94,560,292	40.8%
740-759	41,477,680	17.4	41,490,720	17.4	39,870,193	17.2
720-739	37,342,339	15.7	37,435,781	15.7	35,950,319	15.5
700-719	32,023,895	13.4	31,932,469	13.4	30,103,007	13.0
680-699	19,664,999	8.2	19,780,944	8.3	19,338,187	8.4
<=679	11,256,058	4.7	11,353,104	4.6	11,715,419	5.1
Total	$238,477,402	100.0%	$239,078,262	100.0%	$231,537,417	100.0%

Weighted average credit score	746		746		746

Gross RIF by FICO score	March 31, 2024		December 31, 2023		March 31, 2023
($ in thousands)
>=760	$25,806,552	40.2%	$25,752,549	40.2%	$24,613,214	40.4%
740-759	11,326,253	17.6	11,268,607	17.6	10,612,582	17.4
720-739	10,206,055	15.9	10,179,683	15.9	9,602,368	15.8
700-719	8,757,648	13.6	8,687,001	13.6	8,017,430	13.2
680-699	5,321,802	8.3	5,330,894	8.3	5,126,581	8.4
<=679	2,829,500	4.4	2,842,640	4.4	2,907,804	4.8
Total	$64,247,810	100.0%	$64,061,374	100.0%	$60,879,979	100.0%

Portfolio by LTV
IIF by LTV	March 31, 2024		December 31, 2023		March 31, 2023
($ in thousands)
85.00% and below	$18,397,395	7.7%	$19,869,776	8.3%	$23,502,232	10.2%
85.01% to 90.00%	62,218,749	26.1	62,973,580	26.3	63,478,244	27.3
90.01% to 95.00%	120,666,455	50.6	119,764,184	50.1	112,184,833	48.5
95.01% and above	37,194,803	15.6	36,470,722	15.3	32,372,108	14.0
Total	$238,477,402	100.0%	$239,078,262	100.0%	$231,537,417	100.0%

Weighted average LTV	93%		93%		92%

Gross RIF by LTV	March 31, 2024		December 31, 2023		March 31, 2023
($ in thousands)
85.00% and below	$2,188,074	3.4%	$2,364,232	3.7%	$2,793,895	4.6%
85.01% to 90.00%	15,329,091	23.9	15,494,172	24.2	15,529,427	25.5
90.01% to 95.00%	35,556,840	55.3	35,260,761	55.0	32,929,489	54.1
95.01% and above	11,173,805	17.4	10,942,209	17.1	9,627,168	15.8
Total	$64,247,810	100.0%	$64,061,374	100.0%	$60,879,979	100.0%

Portfolio by Loan Amortization Period
IIF by Loan Amortization Period	March 31, 2024		December 31, 2023		March 31, 2023
($ in thousands)
FRM 30 years and higher	$232,753,590	97.6%	$232,995,380	97.5%	$224,230,607	96.8%
FRM 20-25 years	1,473,431	0.6	1,685,700	0.7	2,364,623	1.0
FRM 15 years	1,359,795	0.6	1,505,759	0.6	2,214,448	1.0
ARM 5 years and higher	2,890,586	1.2	2,891,423	1.2	2,727,739	1.2
Total	$238,477,402	100.0%	$239,078,262	100.0%	$231,537,417	100.0%

					Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

	2024	2023
($ in thousands)	March 31	December 31	September 30	June 30	March 31
GSE and other risk share (1):
Risk in Force	$2,307,267	$2,244,944	$2,247,393	$2,276,702	$2,098,033
Reserve for losses and LAE	$32	$29	$54	$55	$65

Weighted average credit score	750	749	749	749	749
Weighted average LTV	82%	82%	82%	83%	83%

(1) GSE and other risk share includes GSE risk share and other reinsurance transactions. Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae.

													Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Portfolio Vintage Data
March 31, 2024

					Insurance in Force
Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	Weighted Average Coupon	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default	Percentage of Loans in Default

2010 - 2014	$60,668,851	$1,337,665	2.2%	8,083	4.29%	70.1%	57.2%	7.3%	13.4%	45.5%	2.4%	318	3.93%
2015	26,193,656	1,192,019	4.6	7,166	4.25	81.6	70.1	5.3	18.3	39.0	2.3	265	3.70
2016	34,949,319	2,778,784	8.0	16,341	3.91	87.2	80.1	12.9	16.3	41.7	2.1	492	3.01
2017	43,858,322	4,511,284	10.3	27,229	4.28	91.3	73.9	21.5	20.6	37.3	3.2	1,052	3.86
2018	47,508,525	5,331,200	11.2	30,191	4.80	94.9	72.6	26.4	21.8	32.5	4.2	1,297	4.30
2019	63,569,183	11,776,711	18.5	56,634	4.23	88.7	70.3	25.4	19.0	35.3	4.0	1,726	3.05
2020	107,944,065	43,791,803	40.6	170,192	3.20	70.0	58.7	13.6	10.8	45.5	2.9	2,324	1.37
2021	84,218,250	58,766,271	69.8	193,329	3.09	87.5	64.2	15.9	13.8	40.4	6.6	3,172	1.64
2022	63,061,262	55,899,907	88.6	159,736	5.08	97.9	65.6	11.3	12.6	39.6	19.7	2,477	1.55
2023	47,666,852	44,842,520	94.1	124,984	6.65	98.8	72.5	18.3	11.0	39.1	15.9	867	0.69
2024 (through March 31)	8,323,544	8,249,238	99.1	21,867	6.74	97.4	72.6	18.3	11.2	43.0	0.8	2	0.01
Total	$587,961,829	$238,477,402	40.6	815,752	4.51	89.4	66.2	15.6	13.0	40.6	4.5	13,992	1.72

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative net premiums earned.

											Exhibit I
Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Portfolio Reinsurance Vintage Data
March 31, 2024
($ in thousands)
Insurance Linked Notes (1)
									Earned Premiums Ceded
Deal Name	Vintage	Remaining Insurance in Force	Remaining Risk in Force	Original Reinsurance in Force	Remaining Reinsurance in Force	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention	Year-to-Date		Reduction in PMIERs Minimum Required Assets (3)
Radnor Re 2021-1	Aug. 2020 - Mar. 2021	$29,772,296	$7,817,502	$557,911	$280,941	$—	$278,956	$278,416	$2,325		$203,407
Radnor Re 2021-2	Apr. 2021 - Sep. 2021	34,555,672	9,408,534	439,407	322,709	—	279,415	278,709	3,674		265,684
Radnor Re 2022-1	Oct. 2021 - Jul. 2022	30,751,105	8,334,892	237,868	219,606	—	303,761	302,892	3,917		202,037
Radnor Re 2023-1	Aug. 2022 - Jun. 2023	30,145,794	8,250,148	281,462	281,462	—	281,463	281,463	3,478		266,826
Total		$125,224,867	$33,811,076	$1,516,648	$1,104,718	$—	$1,143,595	$1,141,480	$13,394	(5)	$937,954

Excess of Loss Reinsurance (2)
									Earned Premiums Ceded
Deal Name	Vintage	Remaining Insurance in Force	Remaining Risk in Force	Original Reinsurance in Force	Remaining Reinsurance in Force	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention	Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
XOL 2019-1	Jan. 2018 - Dec. 2018	$5,274,449	$1,385,510	$118,650	$76,144	$—	$253,643	$245,590	$620	$—
XOL 2020-1	Jan. 2019 - Dec. 2019	6,574,279	1,728,344	55,102	35,024	—	215,605	212,934	280	—
XOL 2022-1	Oct. 2021 - Dec. 2022	68,954,857	18,681,548	141,992	141,992	—	507,114	504,904	1,593	138,049
XOL 2023-1	Jan. 2023 - Dec. 2023	39,984,013	11,066,581	36,627	36,627	—	366,270	366,270	434	35,262
Total		$120,787,598	$32,861,983	$352,371	$289,787	$—	$1,342,632	$1,329,698	$2,927	$173,311

Quota Share Reinsurance (2)
						Losses Ceded	Ceding Commission	Earned Premiums Ceded
Year	Ceding Percentage	Remaining Insurance in Force	Remaining Risk in Force	Remaining Ceded Insurance in Force	Remaining Ceded Risk in Force	Year-to-Date	Year-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
Sep. 2019 - Dec. 2020	(4)	$48,738,950	$12,911,516	$10,961,149	$2,867,129	$(181)	$2,381	$4,224	$171,243
Jan. 2022 - Dec. 2022	20%	55,847,902	15,138,856	11,169,580	3,027,771	1,724	1,905	5,344	228,999
Jan. 2023 - Dec. 2023	17.5%	39,871,067	11,039,038	6,977,437	1,931,832	1,441	1,366	4,310	142,961
Jan. 2024 - Dec. 2024	15%	8,237,311	2,266,932	1,235,597	340,040	—	101	216	23,466
Total		$152,695,230	$41,356,342	$30,343,763	$8,166,772	$2,984	$5,753	$14,094	$566,669

(1) Reinsurance provided by unaffiliated special purpose insurers through the issuance of mortgage insurance-linked notes ("ILNs").
(2) Reinsurance provided by panels of reinsurers.
(3) Represents the reduction in Essent Guaranty, Inc.'s Minimum Required Assets based on our interpretation of the PMIERs.
(4) Reinsurance coverage on 40% of eligible single premium policies and 20% of all other eligible policies.
(5) Excludes ($24) of benefit in ceded premium on ILN's retired as of March 31, 2024.

			Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Portfolio Geographic Data

IIF by State
	March 31, 2024	December 31, 2023	March 31, 2023
CA	12.9%	13.0%	13.2%
FL	11.3	11.1	10.4
TX	10.6	10.5	10.5
CO	4.1	4.1	4.2
AZ	3.8	3.7	3.6
GA	3.5	3.4	3.2
WA	3.5	3.5	3.4
NC	2.9	2.9	2.7
VA	2.7	2.8	3.0
IL	2.7	2.8	3.0
All Others	42.0	42.2	42.8
Total	100.0%	100.0%	100.0%

Gross RIF by State
	March 31, 2024	December 31, 2023	March 31, 2023
CA	12.8%	12.8%	13.0%
FL	11.6	11.4	10.7
TX	10.9	10.9	10.8
CO	4.1	4.0	4.1
AZ	3.8	3.8	3.7
GA	3.6	3.4	3.3
WA	3.4	3.5	3.4
NC	2.9	2.9	2.8
VA	2.7	2.7	2.9
IL	2.7	2.7	2.9
All Others	41.5	41.9	42.4
Total	100.0%	100.0%	100.0%

					Exhibit K

Essent Group Ltd. and Subsidiaries
Supplemental Information
Rollforward of Defaults and Reserve for Losses and LAE
U.S. Mortgage Insurance Portfolio

Rollforward of Insured Loans in Default
	Three Months Ended
	2024	2023
	March 31	December 31	September 30	June 30	March 31
Beginning default inventory	14,819	13,391	12,480	12,773	13,433
Plus: new defaults (A)	8,260	9,007	7,953	6,575	7,015
Less: cures	(8,951)	(7,418)	(6,902)	(6,761)	(7,574)
Less: claims paid	(123)	(148)	(129)	(96)	(94)
Less: rescissions and denials, net	(13)	(13)	(11)	(11)	(7)
Ending default inventory	13,992	14,819	13,391	12,480	12,773

(A) New defaults remaining as of March 31, 2024	5,425	3,139	1,897	1,119	663
Cure rate (1)	34%	65%	76%	83%	91%

Total amount paid for claims (in thousands)	$3,605	$3,411	$2,956	$1,890	$1,959
Average amount paid per claim (in thousands)	$29	$23	$23	$20	$21
Severity	65%	54%	66%	58%	59%

Rollforward of Reserve for Losses and LAE
	Three Months Ended
	2024	2023
($ in thousands)	March 31	December 31	September 30	June 30	March 31
Reserve for losses and LAE at beginning of period	$245,402	$226,617	$216,888	$215,957	$216,390
Less: Reinsurance recoverables	24,005	20,656	17,958	16,357	14,618
Net reserve for losses and LAE at beginning of period	221,397	205,961	198,930	199,600	201,772
Add provision for losses and LAE occurring in:
Current period	$39,396	$38,922	$35,609	$31,377	$32,693
Prior years	(30,062)	(19,912)	(25,533)	(30,107)	(32,864)
Incurred losses and LAE during the period	9,334	19,010	10,076	1,270	(171)
Deduct payments for losses and LAE occurring in:
Current period	1	330	156	31	—
Prior years	3,735	3,244	2,889	1,909	2,001
Loss and LAE payments during the period	3,736	3,574	3,045	1,940	2,001
Net reserve for losses and LAE at end of period	226,995	221,397	205,961	198,930	199,600
Plus: Reinsurance recoverables	26,570	24,005	20,656	17,958	16,357
Reserve for losses and LAE at end of period	$253,565	$245,402	$226,617	$216,888	$215,957

(1) The cure rate is calculated by dividing new defaults remaining as of the reporting date by the original number of new defaults reported in the quarterly period and subtracting that percentage from 100%.

					Exhibit L
Essent Group Ltd. and Subsidiaries
Supplemental Information
Detail of Reserves by Default Delinquency
U.S. Mortgage Insurance Portfolio

	March 31, 2024
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	6,527	47%	$42,354	18%	$482,151	9%
Four to eleven payments	5,440	39	104,123	45	426,513	24
Twelve or more payments	1,883	13	80,025	34	130,816	61
Pending claims	142	1	7,382	3	8,351	88
Total case reserves	13,992	100%	233,884	100%	$1,047,831	22%
IBNR			17,541
LAE			2,140
Total reserves for losses and LAE			$253,565

Average reserve per default:
Case			$16.7
Total			$18.1

Default Rate	1.72%

	December 31, 2023
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	7,288	49%	$44,607	20%	$527,419	8%
Four to eleven payments	5,421	37	97,424	43	417,876	23
Twelve or more payments	1,984	13	78,540	35	132,257	59
Pending claims	126	1	5,550	2	6,302	88
Total case reserves	14,819	100%	226,121	100%	$1,083,854	21%
IBNR			16,959
LAE			2,322
Total reserves for losses and LAE			$245,402

Average reserve per default:
Case			$15.3
Total			$16.6

Default Rate	1.80%

	March 31, 2023
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	5,366	42%	$31,080	16%	$366,993	8%
Four to eleven payments	5,106	40	78,125	39	363,299	22
Twelve or more payments	2,188	17	85,517	43	130,520	66
Pending claims	113	1	4,386	2	5,004	88
Total case reserves	12,773	100%	199,108	100%	$865,816	23%
IBNR			14,933
LAE			1,916
Total reserves for losses and LAE			$215,957

Average reserve per default:
Case			$15.6
Total			$16.9

Default Rate	1.57%

				Exhibit M

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investments Available for Sale

Investments Available for Sale by Asset Class
Asset Class	March 31, 2024		December 31, 2023
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$1,036,787	19.3%	$996,382	18.9%
U.S. agency securities	1,573	0.1	7,195	0.1
U.S. agency mortgage-backed securities	787,285	14.7	821,346	15.6
Municipal debt securities	539,678	10.1	547,258	10.5
Non-U.S. government securities	66,395	1.2	67,447	1.3
Corporate debt securities	1,219,160	22.7	1,297,055	24.7
Residential and commercial mortgage securities	506,780	9.4	517,940	9.8
Asset-backed securities	522,352	9.7	564,995	10.7
Money market funds	689,064	12.8	444,121	8.4
Total investments available for sale	$5,369,074	100.0%	$5,263,739	100.0%

Investments Available for Sale by Credit Rating
Rating (1)	March 31, 2024		December 31, 2023
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$2,523,003	53.9%	$2,561,363	53.2%
Aa1	107,659	2.3	104,474	2.2
Aa2	281,505	6.0	291,501	6.0
Aa3	198,316	4.2	208,882	4.3
A1	368,360	7.9	377,188	7.8
A2	285,058	6.1	329,423	6.8
A3	269,390	5.8	253,081	5.3
Baa1	199,880	4.3	220,901	4.6
Baa2	210,558	4.5	226,449	4.7
Baa3	160,219	3.4	166,121	3.4
Below Baa3	76,062	1.6	80,235	1.7
Total (2)	$4,680,010	100.0%	$4,819,618	100.0%

(1) Based on ratings issued by Moody's, if available. S&P or Fitch rating utilized if Moody's not available.
(2) Excludes $689,064 and $444,121 of money market funds at March 31, 2024 and December 31, 2023, respectively.

Investments Available for Sale by Duration and Book Yield
Effective Duration	March 31, 2024		December 31, 2023
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$2,074,776	38.6%	$1,892,074	35.9%
1 to < 2 Years	359,920	6.7	371,583	7.1
2 to < 3 Years	496,204	9.2	538,775	10.2
3 to < 4 Years	364,968	6.8	402,668	7.6
4 to < 5 Years	422,678	7.9	376,722	7.2
5 or more Years	1,650,528	30.8	1,681,917	32.0
Total investments available for sale	$5,369,074	100.0%	$5,263,739	100.0%

Pre-tax investment income yield:
Three months ended March 31, 2024	3.67%

Holding company net cash and investments available for sale:
($ in thousands)
As of March 31, 2024	$720,419
As of December 31, 2023	$693,507

					Exhibit N

Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Company Capital

	2024	2023
	March 31	December 31	September 30	June 30	March 31
($ in thousands)
U.S. Mortgage Insurance Subsidiaries:
Combined statutory capital (1)	$3,453,553	$3,376,117	$3,309,522	$3,243,086	$3,207,102

Combined net risk in force (2)	$34,463,082	$34,549,500	$34,203,678	$34,019,643	$33,038,825

Risk-to-capital ratios: (3)
Essent Guaranty, Inc.	10.3:1	10.6:1	10.7:1	10.8:1	10.6:1
Essent Guaranty of PA, Inc.	0.4:1	0.4:1	0.5:1	0.5:1	0.5:1
Combined (4)	10.0:1	10.2:1	10.3:1	10.5:1	10.3:1

Essent Guaranty, Inc. PMIERs Data (5):
Available Assets	$3,464,119	$3,379,936	$3,318,179	$3,245,481	$3,226,436
Minimum Required Assets	1,999,928	1,985,545	1,910,659	1,991,741	1,917,769
PMIERs excess Available Assets	$1,464,191	$1,394,391	$1,407,520	$1,253,740	$1,308,667
PMIERs sufficiency ratio (6)	173%	170%	174%	163%	168%

Essent Reinsurance Ltd.:
Stockholder's equity (GAAP basis)	$1,793,005	$1,758,665	$1,684,122	$1,633,763	$1,573,013

Net risk in force (2)	$22,271,316	$22,043,926	$21,739,419	$21,327,762	$20,305,111

(1) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department and the National Association of Insurance Commissioners Accounting Practices and Procedures Manual.

(2) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.
(3) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.
(4) The combined risk-to-capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.
(5) Data is based on our interpretation of the PMIERs as of the dates indicated.
(6) PMIERs sufficiency ratio is calculated by dividing Available Assets by Minimum Required Assets.

					Exhibit O
Essent Group Ltd. and Subsidiaries
Supplemental Information
Ratios and Reconciliation of Non-GAAP Financial Measures

	2024	2023
	March 31	December 31	September 30	June 30	March 31
Loss Ratio (1)	4.0%	7.9%	4.4%	0.6%	(0.1)%
Expense Ratio (2)	27.1%	27.0%	27.3%	19.8%	22.8%
Combined Ratio	31.1%	34.9%	31.7%	20.4%	22.7%

Underwriting Margin (3)	68.9%	65.1%	68.3%	79.6%	77.3%

We believe that loss, expense and combined ratios are important measures of our financial performance. As a result of the July 1, 2023 acquisition of Agents National Title and Boston National Title (collectively "Title"), the consolidated loss, expense and combined ratios ("Consolidated Ratios") for the three months ended March 31, 2024 lack comparability with periods prior to the acquisition. In order to provide investors with more comparative information to prior periods, Essent has prepared the table below to reconcile the Consolidated Ratios to ratios excluding title, as shown below. Ratios excluding title are financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP) and are referred to as non-GAAP measures. Ratios excluding title are measures used to monitor our results and should not be viewed as a substitute for those measures determined in accordance with GAAP.

The following table sets forth the reconciliation of the loss, expense and combined ratios excluding title to the most comparable GAAP amount for the three months ended March 31, 2024, in accordance with Regulation G:

		Three Months Ended March 31, 2024
		Consolidated	Title	Excluding Title
($ in thousands)
Revenues:
Net premiums earned		$245,590	$15,285	$230,305
Net investment income		52,085	751	51,334
Realized investment losses, net		(1,140)	—	(1,140)
(Loss) income from other invested assets		(1,915)	—	(1,915)
Settlement services (4)		1,424	1,424	—
Other income		2,313	408	1,905
Total revenues		298,357	17,868	280,489

Losses and expenses:
Provision (benefit) for losses and LAE		9,913	576	9,337
Other underwriting and operating expenses		57,349	11,810	45,539
Premiums retained by agents		9,491	9,491	—
Interest expense		7,862	—	7,862
Total losses and expenses		84,615	21,877	62,738

Loss ratio (1)		4.0%	3.4%	4.1%
Expense ratio (2)		27.1%	127.5%	19.8%
Combined ratio		31.1%	130.9%	23.9%

Underwriting Margin (3)		68.9%	(30.9%)	76.1%

(1) Loss ratio is calculated by dividing the provision for losses and LAE by the sum of net premiums earned and settlement services revenue, if applicable.
(2) Expense ratio is calculated by dividing the sum of other underwriting and operating expenses and premiums retained by agents by the sum of net premiums earned and settlement services revenue, if applicable.

(3) Calculated as the inverse of the combined ratio.
(4) Settlement services revenue is included in "Other income" within Exhibit A and Exhibit C.